Exhibit 4.1


               SECOND WAIVER AND AMENDMENT AGREEMENT

      This Second Waiver and Amendment Agreement (the 'Second Waiver Agreement') dated as of April 15, 2002 is made and entered into by and among Wachovia Bank, National Association, formerly known as First Union National Bank, with an office at Broad and Walnut Streets, Philadelphia, Pennsylvania 19109 (the 'Bank'), Selas Corporation of America, a Pennsylvania business corporation with offices located at 2034 Limekiln Pike, Dresher, Pennsylvania 19025 (the 'Borrower'), Selas SAS (formerly named Selas S.A.), a corporation organized under the laws of France ('Selas SAS'), CFR-CECF Fofumi Ripoche, a corporation organized under the laws of France ('CFR'); and together with Selas SAS, the 'European Subsidiaries'), Deuer Manufacturing, Inc., an Ohio business corporation with offices located at 2985 Springboro West, Dayton, Ohio 45439 ('Deuer'), Resistance Technology, Inc., a Minnesota business corporation with offices located at 1260 Red Fox Road, Arden Hills, Minnesota 55112 ('RTI'), RTI Export, Inc., a Barbados corporation with offices located at c/o 2034 Limekiln Pike, Dresher, Pennsylvania 19025 ('RTIE'), and RTI Electronics, Inc., a Delaware corporation with offices located at 1800 Via Burton Street, Anaheim, California 92806 ('RTI Electronics'; and together with Deuer, RTI and RTIE, the 'U.S. Guarantors').

                             BACKGROUND

      A. The Bank, the Borrower and the U.S. Guarantors entered into that certain Amended and Restated Credit Agreement dated as of July 31, 1998, as amended by: an Amendment dated as of June 30, 1999, a Second Amendment dated as of July 7, 2000, a Third Amendment dated as of January 19, 2001 and the Waiver Agreement (hereinafter defined) (as amended, the "Credit Agreement"), pursuant to which the Bank made certain term loans to the
Borrower described therein (the 'Term Loans') and agreed to make available to the Borrower a revolving credit facility in the principal amount of Four Million Five Hundred Thousand U.S. Dollars ($4,500,000) (the 'Revolving Credit').

      B. The U.S. Guarantors jointly and severally guaranteed and became surety for all loans, advances, debts, liabilities, obligations, covenants and duties of the Borrower to the Bank pursuant to the following agreements (collectively, the 'Borrower Surety Agreements'): (i) that certain Guaranty and Suretyship Agreement of Deuer dated as of October 20, 1993 and amended as of July 31, 1998 (as amended, the 'Deuer Surety Agreement'), (ii) that certain Guaranty and Suretyship Agreement of RTI dated as of October 20, 1993 and amended as of July 31, 1998 (as amended, the
'RTI Surety Agreement'), (iii) that certain Guaranty and Suretyship Agreement of RTIE dated as of October 20, 1993 and amended as of July 31, 1998 (as amended, the 'RTIE Surety Agreement'), and (iv) that certain Guaranty and Suretyship Agreement of RTI Electronics dated as of February 20, 1997, and amended as of July 31, 1998 (as amended, the 'RTI Electronics Surety Agreement').

      C. The Term Loans, that are outstanding as of the date hereof, are evidenced by the following promissory notes executed by the Borrower in favor of the Bank: (i) Term Note D dated as of June 30, 1999 in the original principal amount of Nine Hundred Thousand U.S. Dollars ($900,000) ('Term Note D'), (ii) Term Note E dated as of January 19, 2001 in the original principal amount of Two Million U.S. Dollars ($2,000,000) ('Term Note E'), and
(iii) Term Note F dated as of January 19, 2001 in the original principal amount of One Million Seven Hundred Thousand Singapore Dollars (Singapore $1,700,000) ('Term Note F'; and together with Term Note D and Term Note E, the 'Term Notes'). The Revolving Credit facility is evidenced by an Amended and Restated Revolving Credit Note dated as of January 19, 2001 in the original principal amount of Four Million Five Hundred Thousand U.S. Dollars ($4,500,000) executed by the Borrower in favor of the Bank (the 'Revolving Credit Note'). The Term Notes and the Revolving Credit Note are collectively referred to hereinafter as the 'Notes'.

      D.   Wachovia  Bank,  National  Association,  London  Branch,
formerly known as First Union National Bank, London Branch ('London Branch') and Selas SAS, a subsidiary of the Borrower, entered into that certain Agreement dated as of February 2, 2001 (the 'Selas SAS Facility Agreement') pursuant to which the Bank provided to Selas SAS a discretionary line of credit facility in the aggregate amount of Sixteen Million Euros (E16,000,000) on an 'on demand' basis, expiring on April 30, 2001 (the 'Selas SAS Facility') for the purposes of providing: discretionary advance payment guarantees on behalf of Selas SAS (the 'APG Facility') and a discretionary overdraft facility for general working capital purposes with a sub-limit amount of Two Million Euros (E2,000,000) that was later increased (the 'Overdraft Facility'). The London Branch and Selas SAS also entered into certain term loan agreements (collectively, the 'Selas SAS Term Loan Agreements'), as follows: an agreement dated February 26, 1998 pursuant to which the Bank made a term loan to Selas SAS in the original principal amount of Fifteen Million French Francs (FF 15,000,000) (the 'Selas SAS 1998 Term Loan Agreement'); and an agreement dated January 2000 pursuant to which the Bank made a term loan to Selas SAS in the original principal amount of One Million Seven Hundred and Fifty-Three Thousand One Hundred and Fifty-Eight and 30/100 Euros (E1,753,158.30) (the 'Selas SAS 2000 Term Loan Agreement').

      E. The Borrower and U.S. Guarantors jointly and severally guaranteed and became surety for all loans, advances, debts, liabilities, obligations, covenants and duties then existing or thereafter arising of Selas SAS to the Bank, pursuant to the following agreements (the 'Selas SAS Surety Agreements'): (i) that certain Unconditional Guaranty executed by the Borrower in favor of the Bank dated as of January 10, 2000 (the 'Borrower Guaranty'), (ii) that certain Unconditional Guaranty executed by Deuer in favor of the Bank dated as of January 10, 2000 (the 'Deuer Guaranty'), (iii) that certain Unconditional Guaranty executed by RTI in favor of the Bank dated as of January 10, 2000 (the 'RTI Guaranty'), (iv) that certain Unconditional Guaranty executed by RTIE in favor of the Bank dated as of January 10, 2000 (the 'RTIE Guaranty'), and (v) that certain Unconditional Guaranty executed by RTI Electronics in favor of the Bank dated as of January 10, 2000 (the 'RTI Electronics Guaranty').

      F. As security for any and all indebtedness, liabilities and obligations of the Borrower to the Bank, then existing or thereafter arising, the Borrower: (i) pursuant to that certain Security Agreement dated as of October 20, 1993, as amended July 31, 1998 between the Borrower and the Bank (as amended, the
'Borrower Security Agreement'), granted to the Bank a security interest in and lien on: (a) all of the Borrower's assets, then owned or thereafter acquired, including, without limitation, all accounts, contract rights, inventory, fixtures, machinery, equipment, general intangibles, and (b) all of Borrower's rights under a certain contract with Production Machinery Corporation in Talcahuano, Chile for the sale of and the proceeds of a Five Million Twenty-Five Thousand U.S. Dollars ($5,025,000) documentary letter of credit issued by Bank One, Columbus, Ohio;
(ii) pursuant to that certain Second Amended and Restated Pledge Agreement dated as of July 31, 1998 (the 'Borrower Pledge Agreement'), assigned, pledged and granted to Bank a security interest in all of the issued and outstanding stock of Deuer, RTI, RTIE and RTI Electronics; and (iii) pursuant to that certain First Mortgage and Security Agreement dated as of October 20, 1993, as amended on July 21, 1995, February 20, 1997, July 31, 1998, January 10, 2000, and November 20, 2001 (as amended, the 'Borrower Mortgage and Security Agreement'), granted to the Bank a first mortgage lien on certain real property of the Borrower and improvements thereon located in Dresher, Upper Dublin Township, Montgomery County, Pennsylvania (the 'Pennsylvania Property').

      G. As security for any and all indebtedness, liabilities and obligations of Deuer to the Bank, then existing or thereafter arising, Deuer: (i) granted to the Bank a security interest in and lien on all of Deuer's assets, then owned or thereafter acquired, including, without limitation, all accounts, contract rights, inventory, fixtures, machinery, equipment, general intangibles pursuant to that certain Security Agreement dated as of October 20, 1993, as amended July 31, 1998 between Deuer and the Bank (as amended, the 'Deuer Security Agreement'); and (ii) granted to the Bank a first mortgage lien on certain real property of Deuer and improvements thereon located in Moraine, Montgomery County, Ohio (the 'Ohio Property') pursuant to that certain First Mortgage and Security Agreement dated as of October 20, 1993, as amended July 21, 1995, February 20, 1997, July 31,
1998, January 10, 2000, and November 20, 2001 (as amended, the 'Deuer Mortgage and Security Agreement').

      H. As security for any and all indebtedness, liabilities and obligations of RTI to the Bank, then existing or thereafter arising, RTI: (i) granted to the Bank a security interest in and lien on all of RTI's assets, then owned or thereafter acquired, including, without limitation, all accounts, contract rights, inventory, fixtures, machinery, equipment, general intangibles pursuant to that certain Security Agreement dated as of October 20, 1993, as amended July 31, 1998 between RTI and the Bank (as amended, the 'RTI Security Agreement'); (ii) granted to the Bank a security interest in and lien on certain patents and trademarks and other intellectual property pursuant to that certain Patent and Trademark Security dated as of October 20, 1993, as amended July 31, 1998 between RTI and the Bank (the 'RTI Patent and Trademark Security Agreement'); and (iii) granted to the Bank a first mortgage lien on certain real property of RTI and improvements thereon located in Ramsey County, Minnesota (the 'Minnesota Property') pursuant to that certain Mortgage, Security Agreement and Fixture Financing Statement dated as of June 30, 1999, as amended January 10, 2000 and November 20, 2001 (as amended, the 'RTI Mortgage and Security Agreement').

      I. As security for any and all indebtedness, liabilities and obligations of RTIE to the Bank, then existing or thereafter arising, RTIE granted to the Bank a security interest in all of RTIE's assets, then owned or thereafter acquired, including, without limitation, all accounts, contract rights, inventory, fixtures, machinery, equipment, general intangibles pursuant to that certain Security Agreement dated as of October 20, 1993, as amended July 31, 1998 between RTIE and the Bank (as amended, the 'RTIE Security Agreement').

      J. As security for any and all indebtedness, liabilities and obligations of RTI Electronics to the Bank, then existing or thereafter arising, RTI Electronics granted the Bank a security interest in all of RTI Electronic's assets, then owned or thereafter acquired, including, without limitation, all accounts, contract rights, inventory, fixtures, machinery, equipment, general intangibles pursuant to that certain Security Agreement dated as of October 20, 1993, as amended February 20, 1997 and July 31, 1998 between RTI Electronics and the Bank (as amended, the 'RTI Electronics Security Agreement').

      K. The Borrower, the U.S. Guarantors, and the European Subsidiaries entered into that certain Waiver and Amendment Agreement dated as of November 20, 2001, as amended by that certain First Amendment to Waiver and Amendment Agreement dated as of February 28, 2002 and that certain Second Amendment to Waiver and Amendment Agreement dated as of March 20, 2002 (as amended, the 'Waiver Agreement'), pursuant to which, among other things, the Bank agreed to waive certain Financial Covenant Defaults (as defined therein) and provide a new credit facility pursuant to which the Bank's London Branch agreed to issue certain advance payment guarantees.

      L. The Credit Agreement, the Notes, the Borrower Surety Agreements, the Selas SAS Facility Agreement, the Selas SAS Term Loan Agreements, the Selas SAS Surety Agreements, the Borrower Security Agreement, the Borrower Pledge Agreement, the Borrower Mortgage and Security Agreement, the Deuer Security Agreement, the Deuer Mortgage and Security Agreement, the RTI Security Agreement, the RTI Patent and Trademark Security Agreement, the RTI Mortgage and Security Agreement, the RTIE Security Agreement, the RTI Electronics Security Agreement, the Waiver Agreement, and the Waiver Documents (as defined in the Waiver Agreement)
together with the various agreements, instruments and other documents executed in connection therewith and all amendments and modifications thereto, now or hereafter in effect, shall be referred to hereinafter as the 'Existing Loan Documents'. All capitalized terms not otherwise defined shall have the meanings ascribed to them in the Loan Documents (as such term is defined in the Credit Agreement, as amended hereby).

      M. The Borrower, the U.S. Guarantors and the European Subsidiaries have requested that the Bank agree to extend the maturity of certain existing credit facilities, provide a Supplemental Credit Facility (as hereinafter defined) and issue additional advance payment guarantees under the Selas SAS
Facility in accordance with and subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the Background by reference herein, the Bank, the Borrower, the U.S. Guarantors and the European Subsidiaries intending to be legally bound hereby, agree as follows:

                    ARTICLE I - ACKNOWLEDGMENTS

      1.1 Acknowledgment of Joint and Several Liability, Maturity Dates and Amounts of Notes.

           1.1.1The Borrower, the U.S. Guarantors and the European Subsidiaries acknowledge and agree that as of the effective date of this Second Waiver Agreement, after giving effect to the amendments described herein: (i) they are jointly and severally indebted and liable to the Bank in respect of the outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, and all other Obligations; (ii) the Notes mature and are due and payable in full on the respective maturity dates set forth below next to each such Note; and (iii) the outstanding principal amount of each Note as of April 8, 2002, is set forth below next to each such Note:

      Promissory Notes         Maturity Date        Outstanding
                                          Principal Amount

      Term Note D              07/01/2004      $   652,500.00   (US
Dollars)

      Term Note E              02/01/2006      $  1,533,333.38  (US
Dollars)

      Term Note F0                          02/01/2006   S$
                                          1,452,789.00   (Singapore
                                          Dollars)

      Revolving Credit Note    01/31/2003      $  3,731,137.09  (US
Dollars)

           1.1.2The Borrower, the U.S. Guarantors and the European Subsidiaries acknowledge and agree that as of the effective date of this Second Waiver Agreement, after giving effect to the amendments described herein: (i) they are jointly and severally indebted and liable to the Bank in respect of the Selas SAS Term Loan Agreements, the Overdraft Facility and all other amounts outstanding under the Selas SAS Facility Agreement, together with accrued and unpaid interest thereon, and all other Guaranteed Obligations (as such term is defined in the Selas SAS Surety Agreements); (ii) the Selas SAS Term Loan Agreements mature and are due and payable in full, together with all interest accrued thereon, on the respective maturity dates set forth below; (iii) the Overdraft Facility and all other amounts outstanding under the Selas SAS Facility Agreement are on an 'on demand' basis and the Bank may make demand therefor at any time and for any reason in its sole and absolute discretion; and (iv) as of April 8, 2002, the outstanding principal amounts owing to the Bank in respect of the Selas SAS Term Loan Agreements and the Overdraft Facility are set forth below next to each such agreement or facility:

      (i) The Selas SAS 1998 Term Loan Agreement, in the outstanding principal amount of 457,347.06 (Euros), which matures on the Selas SAS 1998 Term Loan Maturity Date (as defined in the Credit Agreement, as amended hereby);

      (ii) The Selas SAS 2000 Term Loan Agreement, in the outstanding principal amount of E1,051,895.02 (Euros), which matures on the Selas SAS 2000 Term Loan Maturity Date (as defined in the Credit Agreement, as amended hereby); and

      (iii)The Overdraft Facility, in the outstanding principal amount of E5,976,854.11 (Euros), which matures on the Supplemental Credit Facility Maturity Date (as defined in the Credit Agreement, as amended hereby).

           1.1.3The Borrower, the U.S. Guarantors and the European Subsidiaries acknowledge and agree that as of the effective date of this Second Waiver Agreement, they are jointly and severally indebted and liable to the Bank in respect of the following outstanding advance payment guarantees that were issued under the Waiver Agreement:

      (i) Advance Payment Guaranty in the amount of E2,199,000 (Euros) to Voest Alpine Stahl GmbH on behalf of Selas SAS expiring not later than February 28, 2003;

      (ii) Advance Payment Guaranty in the amount of Norwegian Kroners 1,305,000 to Sor-Norge Aluminum AS on behalf of CFR expiring not later than August 31, 2002; and

      (iii)Advance Payment Guaranty in the amount of E25,192.20 (Euros) to Vallourec Precision Etirage on behalf of CFR expiring not later than November 30, 2002.

           1.1.4 The outstanding principal amounts of the Term Notes, the Revolving Credit Note, the Selas SAS Term Loan Agreements, the APG Facility, the Overdraft Facility, Advance Payment Guarantees issued under the Waiver Agreement, the
Supplemental  Credit  Facility  (as  hereinafter   defined),   plus
accrued and unpaid interest thereon, all fees and costs in connection therewith, all other sums payable by the Borrowers, the U.S. Guarantors and/or the European Subsidiaries to the Bank, whether under the Loan Documents or otherwise, together with any other Guaranteed Obligations (as such term is used in each of the Selas SAS Surety Agreements and the European Subsidiaries Surety Agreements) and any and all other Obligations (as such term is used in the Loan Documents) are collectively referred to herein as the 'Obligations'.

      1.2 Acknowledgment of Loan Documents; Financial Covenant Defaults; Loan Documents; Waiver of Defenses. The Borrower, the U.S. Guarantors and the European Subsidiaries hereby acknowledge and agree that as of the date of this Second Waiver Agreement:
(i) the Loan Documents to which each is a party are valid, binding and enforceable against them, in every respect, and all of the terms and conditions thereof are binding upon them; (ii) the Financial Covenant Defaults (as such term is defined in the
Waiver Agreement) were material in nature; (iii) the Selas SAS Facility is a discretionary facility that expired on April 30, 2001; the Bank had no duty to issue any advance payment guarantees thereunder at any time, except in its sole discretion; and following such expiration date, Selas SAS had no right to request the issuance of advance payment guarantees under the Selas SAS Facility; (iv) the Bank may demand any and all amounts outstanding under the Selas SAS Facility at any time and for any reason in its sole and absolute discretion; (v) as a result of the Financial Covenant Defaults, in the absence of the waiver provided in the Waiver Agreement, the Bank would have been entitled immediately, and without further notice or declaration to the Borrower, the U.S. Guarantors, or the European Subsidiaries not to make any further loans or advances or issue any Advance Payment Guaranty (as defined in the Waiver Agreement), to accelerate the Obligations, and to exercise its rights and remedies under the Loan Documents and applicable law;
(vi) to the extent that any of the Loan Documents required notification by the Bank to the Borrower, the U.S. Guarantors, or the European Subsidiaries of the existence of a default or provide an opportunity to cure such default, such notice and period for cure were waived with respect to the Financial Covenant Defaults by the Borrower, the U.S. Guarantors, and/or the European Subsidiaries; and (vii) to the extent that the Borrower, any U.S. Guarantor, or any European Subsidiary has any defenses, setoffs, claims, or counterclaims to repayment of the Obligations or against the Bank, such defenses, setoffs, claims, and counterclaims have been and are hereby waived.

      1.3 Acknowledgment of Liens and Priority. The Borrower, the U.S. Guarantors and the European Subsidiaries as of the date of this Second Waiver Agreement acknowledge and agree that pursuant to the Loan Documents, as security for all of the Obligations, the Bank holds, and the Borrower and U.S. Guarantors hereby grant and reaffirm their prior grant of, first priority, perfected security interests in and liens upon all of the
Borrower's and U.S. Guarantors' assets, wherever located, now owned or hereafter acquired, including, without limitation, such assets as more specifically described in the Loan Documents, and first priority mortgage liens upon and security interests in: (i) the Pennsylvania Property, (ii) the Ohio Property, and (iii) the Minnesota Property (all of the foregoing assets and property, collectively "Bank's Mortgages, Liens and Security Interests").


      1.4 Reaffirmation of Mortgages, Security Documents and Security Interests. All of the Borrower's, the U.S. Guarantors' and the European Subsidiaries' respective assets, now or hereafter, pledged, assigned, conveyed, mortgaged, hypothecated or transferred to the Bank pursuant to the Loan Documents including, without limitation, accounts, accounts receivable, inventory, equipment, general intangibles, contracts, contract rights, instruments, letters of credit, deposits, deposit accounts, documents of title, and all other personal property, together with the Pennsylvania Property, the Minnesota Property and the Ohio Property (collectively, the "Collateral") constitute security for all of the Obligations (including, without limitation, such Obligations arising under or in respect of the Borrower Surety Agreements, the Selas SAS Surety Agreements, the European Subsidiaries Surety Agreements, the Advance Payment Guarantees, the Waiver Documents and the other Loan Documents) (it being understood that the European Subsidiaries' accounts receivable shall be pledged, assigned and transferred to the Bank pursuant to this Second Waiver Agreement). The Borrower, the U.S. Guarantors and the European Subsidiaries hereby grant to the Bank and reaffirm their prior grant and conveyance to the Bank of a continuing first priority security interest in, lien on and charge against all of the Collateral. The Borrower, each U.S. Guarantor and each European Subsidiary hereby acknowledge and agree that the Borrower Security Agreement, the Borrower Pledge Agreement, the Borrower Mortgage and Security Agreement, the Deuer Security Agreement, the Deuer Mortgage and Security Agreement, the RTI Security Agreement, the RTI Patent and Trademark Security Agreement, the RTI Mortgage and Security Agreement, the RTIE Security Agreement, the RTI Electronics
Security Agreement, and any other security agreements are ratified, reaffirmed and confirmed in all respects, shall continue in full force and effect, and are valid, binding and enforceable against the parties thereto as if executed as of the date hereof. The Borrower, the U.S. Guarantors and the European
Subsidiaries agree to execute and deliver to the Bank such additional documentation deemed necessary or appropriate by the Bank, in its sole and absolute discretion, to achieve the purpose of this section of this Second Waiver Agreement.

      1.5 Reaffirmation of Representations and Warranties. The Borrower, the U.S. Guarantors and the European Subsidiaries hereby reaffirm their respective representations and warranties in the Loan Documents, which representations and warranties are true and correct as of the date hereof, and each and all of which shall survive the execution and delivery of this Second Waiver Agreement.

      1.6 Reaffirmation of Guaranties. In consideration of the undertakings of the Bank pursuant to this Second Waiver Agreement and the other Loan Documents, the Borrower, each U.S. Guarantor and each European Subsidiary hereby reaffirm the Borrower Surety Agreements, the Selas SAS Surety Agreements, the other Loan Documents and all of their respective obligations thereunder. The Borrower and each U.S. Guarantor hereby consent to the execution and delivery by the Borrower, the U.S. Guarantors, and the European Subsidiaries of this Second Waiver Agreement, the other Waiver Documents and the other Loan Documents and all other documents and instruments to be executed pursuant hereto or in connection herewith. The Borrower, each U.S. Guarantor and each European Subsidiary hereby waive any right it may have to contest the validity or enforceability of the Borrower Surety Agreements, Selas SAS Surety Agreements, the Selas SAS Guaranty, the CFR Guaranty or any other Loan Document, for any reason whatsoever. The U.S. Guarantors and the European Subsidiaries hereby acknowledge and agree that the term 'Obligations,' as defined in their respective Borrower Surety Agreements and the Selas SAS Surety Agreements includes, without limitation, all of the obligations, now or hereafter arising, of Borrower to the Bank, whether under the Credit Agreement, the other Loan Documents, as amended, or otherwise. The Borrower and each U.S. Guarantor hereby acknowledge and agree that the term 'Guaranteed Obligations,' as defined in their respective Selas SAS Surety Agreements includes, without limitation, all of the obligations, now or hereafter arising, of Selas SAS to the Bank, whether under the Selas SAS Term Loan Agreements, the Selas SAS Facility Agreement, any document or agreement now or hereafter executed in connection with the Advance Payment Guarantees that may now or hereafter be issued by the Bank on behalf of Selas SAS, the other Loan Documents, or otherwise. The Borrower, each U.S. Guarantor and each European Subsidiary hereby acknowledge and agree that the Borrower Surety Agreements and the Selas SAS Surety Agreements, and any other suretyship agreements executed by them in favor of the Bank or its affiliates, are ratified, reaffirmed and confirmed in all respects, shall continue in full force and effect, and are valid, binding and enforceable against the parties  thereto  as  if  executed  as  of  the  date  hereof.  The
Borrower,  the  U.S.  Guarantors,  and  the  European  Subsidiaries
agree to execute and deliver to the Bank such additional documentation deemed necessary or appropriate by the Bank, in its sole and absolute discretion, to achieve the purpose of this section of this Second Waiver Agreement.

      1.7  Bank  Has  No   Obligation   to   Extend   Waiver.   The
Borrower, the U.S. Guarantors and the European Subsidiaries hereby acknowledge and agree that the Bank shall have no actual or implied duty or obligation to extend the waiver granted to Borrower in the first Waiver Agreement beyond the waiver of the Financial Covenant Defaults as of December 31, 2001, and the determination as to any other or further waivers shall only be made by the Bank, in the Bank's sole and absolute discretion.

      1.8 Bank Has No Obligation to Issue Further Advance Payment Guarantees. The Borrower, the U.S. Guarantors and the European Subsidiaries hereby acknowledge and agree that except as expressly provided herein and in the other Loan Documents, the Bank shall have no duty to issue any advance payment guarantees to or for the benefit of Borrower, the U.S. Guarantors, and/or the European Subsidiaries, or provide overdraft financing for Borrower, U.S. Guarantors, and/or the European Subsidiaries.

             ARTICLE II - AMENDMENTS TO LOAN DOCUMENTS

      2.1 New Definitions. The following new defined terms are hereby added to Section 1.1 of the Credit Agreement (and if such terms are defined elsewhere in the Credit Agreement, such defined terms are deemed to be amended and restated and replaced with the definitions set forth below):

      'Advance Payment Guarantees' shall mean advance payment guarantees issued or requested to be issued by the London Branch subject to the terms and conditions of the Loan Documents.

      'Second Waiver Agreement' shall mean that certain Second Waiver and Amendment Agreement dated as of April 15, 2002, by and among, the Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries, as the same may be amended from time to time.

      'Selas SAS Facility' shall have the meaning given to such term in the Second Waiver Agreement.

      'Selas SAS Term Loan 1998 Maturity Date' shall mean the earlier to occur of (i) February 27, 2003 or (ii) the date on which a Selas SAS Transfer Event occurs if, on or before the date of such Selas Transfer Event, all liabilities and obligations of Selas SAS under the Selas SAS 1998 Term Loan Agreement and the Selas SAS 2000 Term Loan Agreement (and
      the related instruments and agreements) have not been transferred to and fully assumed by the Borrower, subject to documentation acceptable to the Bank in its sole discretion.

      'Selas SAS 2000 Term Loan Maturity Date' shall mean the earlier to occur of (i) January 12, 2005 or (ii) the date on which a Selas SAS Transfer Event occurs if, on or before the date of such Selas Transfer Event, all liabilities and obligations of Selas SAS under the Selas SAS 1998 Term Loan Agreement and the Selas SAS 2000 Term Loan Agreement (and
      the related instruments and agreements) have not been transferred to and fully assumed by the Borrower, subject to documentation acceptable to the Bank in its sole discretion.

      'Selas SAS Transfer Event' shall mean a sale, transfer or assignment of all or substantially all of the assets or equity share capital of Selas SAS.

      'Supplemental Credit Facility' shall have the meaning given to such term in Section 2.1.1 hereof.

      'Supplemental Credit Facility Maturity Date' means the date which is the earlier of: (i) January 31, 2003; or (ii) the date of any Selas SAS Transfer Event.

      'Supplemental Credit Facility Note' means the promissory note of the Borrower in favor of the Bank dated April 15, 2002 to evidence that certain credit facility provided by the Bank to the  Borrower in the  original  maximum  amount of Five  Million
U.S. Dollars         ($5,000,000).

      'Supplemental Credit Facility Payment Date' shall mean the date on which the Bank has received payment and satisfaction in full of all principal, interest, fees and costs in connection with the Supplemental Credit Facility (including all Advance Payment Guarantees issued thereunder).

      'U.S. Guarantors' shall mean those certain domestic guarantors consisting of Deuer Manufacturing, Inc., an Ohio business corporation with offices located at 2985 Springboro West, Dayton, Ohio 45439 ('Deuer'), Resistance Technology, Inc., a Minnesota business corporation with offices located at 1260 Red Fox Road, Arden Hills, Minnesota 55112 ('RTI'), RTI Export, Inc., a Barbados corporation with offices located at c/o 2034 Limekiln Pike, Dresher, Pennsylvania 19025 ('RTIE'), and RTI Electronics, Inc., a Delaware corporation with offices located at 1800 Via Burton Street, Anaheim, California 92806 ('RTI Electronics').

      2.2 Amendment of the Definition of Loan Documents. The following definitions in the Credit Agreement are hereby amended and restated in their entirety, as follows:

      'European Subsidiaries' shall have the meaning given to such term in the Second Waiver Agreement.

      'Existing Loan Documents' shall have the meaning given to such term in the Second Waiver Agreement.

      'Guarantors' shall mean collectively, the U.S. Guarantors and the European Subsidiaries; and 'Guarantor' shall mean each such entity.

      'Loan Documents' means the Existing Loan Documents, the Waiver Agreement, the Second Waiver Agreement, the Waiver Documents, and all documents and agreements executed in connection therewith or pursuant thereto, as amended from time to time.

      'Notes' means the Term Notes, the Revolving Credit Note, and the Supplemental Credit Facility Note.

      'Obligations' means any and all indebtedness, obligations and liabilities, of any kind, of the Borrower, the U.S. Guarantors, the European Subsidiaries (or any of them) to the Bank and/or its affiliates including, but not limited to, all obligations under the Loan Documents (or any of them), and any other notes, loan agreements, security agreements, guarantees, surety agreements, letters of credit, swap agreements (as defined in Title 11 of the United States Code), instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, reimbursement agreements, repurchase agreements, overdrafts, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter arising, and all amendments, modifications or renewals thereof, including without limitation all principal, interest, fees, charges, advances, and costs and expenses incurred thereunder (including, without limitation, attorneys fees and other costs of collection, regardless of whether suit is commenced).

      'Permitted Investments' means that certain permitted final payment of the United States Dollar equivalent of Two Hundred Fifty Thousand (250,000) Singapore Dollars for the acquisition of Lectret Precision Pte. Ltd. in accordance with the terms of Term Note F and the Credit Agreement.

      'Revolving Credit Termination Date' means the earlier of (i) January 31, 2003 (as such date may be extended from time to time in accordance with Section 2.8 hereof) or (ii) the date on which the Revolving Credit Commitment is terminated pursuant to Section 9.2 hereof.

      'Rolling Period' means, as of any date, the fiscal quarters included in the current fiscal year.

      'Tangible Capital Funds' means, as of the date of determination: (i) the sum of Net Worth plus Subordinated Debt of the applicable entity and any loss from Discontinued Operations, (ii) less its Intangible Assets and any profits from Discontinued Operations.

      'Waiver Agreement' shall mean that certain Waiver and Amendment Agreement dated as of November 20, 2001, by and among, the Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries, as the same may be amended from time to time.

      'Waiver Documents' shall mean the Waiver Agreement, the Second Waiver Agreement, and all of the documents, agreements and instruments executed and/or delivered to the Bank pursuant to or in connection with the Waiver Agreement and/or the Second Waiver Agreement (including the documents described in Articles IV and V thereof).

      2.3  Amendments to Section 2.5 of the Credit Agreement.

           2.3.1   Amendment  to  subsection   (c)(i).   Subsection
(c)(i) of Section 2.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           '(c) Revolving Credit Facility.

                (i) In the absence of an Event of Default or Default hereunder, the outstanding principal balance of each Advance shall bear interest at the following interest rates (in each case calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed):

                     (A) Each Advance which is a Base Rate Loan shall accrue interest at the Base Rate plus 150 basis points (1.50%), which accrued interest shall be payable by the Borrower monthly in arrears on the first day of each month and on the Revolving Credit Termination Date.

                     (B) Each Advance which is a LIBOR Market Index Loan shall accrue interest at the LIBOR Market Index Rate plus 250 basis points (2.50%), payable by the Borrower monthly in arrears on the first day of each month and on the Revolving Credit Termination Date. Upon and following the Supplemental Credit Facility Payment Date, interest on the outstanding principal of each Advance shall accrue at LIBOR Market Index Rate plus 200 basis points (2.00%).

                     (C) Each Advance which is a LIBOR Loan shall bear interest at the LIBOR Adjusted Rate plus 250 basis points (2.50%), payable by the Borrower monthly on the last day of the applicable Interest Period and on the Revolving Credit Termination Date. Upon and following the Supplemental Credit Facility Payment Date, interest on the outstanding principal of each Advance shall accrue at LIBOR Adjusted Rate plus 200 basis points (2.00%).'

           2.3.2  Amendment to subsection  (d).  Subsection  (d) of
Section  2.5  of  the  Credit   Agreement  is  hereby  amended  and
restated to read as follows:

           '(d) Term Loan D. In the absence of an Event of Default or Default hereunder, the outstanding principal balance of Term Loan D shall continue to accrue interest at the LIBOR Market Index Rate plus 250 basis points (2.50%), payable by the Borrower monthly on the first day of each month and upon maturity of Term Loan D. Upon and following the Supplemental Credit Facility Payment Date, and provided that no Event of Default or Default has occurred hereunder, interest on the outstanding principal balance of Term Loan D shall accrue at LIBOR Market Index Rate plus 200 basis points (2.00%). In each case, interest will be calculated on the basis of a 360-day year and the actual number of days elapsed.'

           2.3.3  Amendment to subsection  (e).  Subsection  (e) of
Section  2.5  of  the  Credit   Agreement  is  hereby  amended  and
restated to read as follows:

           '(e) Term  Loan  E.  In  the  absence  of  an  Event  of
      Default or Default hereunder, the outstanding principal balance of Term Loan E shall bear interest at the following interest rate (in each case calculated on the basis of a 360-day year and the actual number of days elapsed):

                (i) Each portion of Term Loan E which is a LIBOR Market Interest Loan shall accrue interest at the LIBOR Market Index Rate plus 250 basis points (2.50%), payable by the Borrower monthly in arrears on the first day of each month and upon maturity of Term Loan E. Upon and following the Supplemental Credit Facility Payment Date, and provided that no Event of Default or Default has occurred hereunder, interest on the outstanding principal of Term Loan E shall accrue at the LIBOR Market Index Rate plus 200 basis points (2.00%).

                (ii) Each portion of Term Loan E which is a LIBOR Loan shall bear interest at the LIBOR Adjusted Rate for such LIBOR Loan plus 250 basis points (2.50%), payable by the Borrower monthly in arrears on the first day of each month and upon maturity of Term Loan E. Upon and following the Supplemental Credit Facility Payment Date, and provided that no Event of Default or Default has occurred hereunder, interest on the outstanding principal of Term Loan E shall accrue at the LIBOR Adjusted Rate for such LIBOR Loan plus 200 basis points (2.00%).'

           2.3.4  Amendment to subsection  (f).  Subsection  (f) of
Section 2.5 of the Credit Agreement is amended to read as follows:

           '(f) Term Loan F.

                (i) In the absence of an Event of Default or Default hereunder, each Singapore Dollar Loan comprising Term Loan F shall bear interest at the Singapore Dollar Offer Rate for such Singapore Dollar Loan plus 250 basis points (2.50%), payable by the Borrower on the last day of the applicable Interest Period and upon maturity of Term Loan F. Upon and following the Supplemental Credit Facility Payment Date, and provided that no Event of Default or Default has occurred hereunder, interest on the outstanding principal of each Singapore Dollar Loan shall accrue at the Singapore Dollar Offer Rate for such Singapore Dollar Loan plus 200 basis points (2.00%). In each case, interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

                (ii) If the Borrower shall fail to select the duration of any Interest Period for any Singapore Dollar Loan in accordance with the provisions of this Agreement, the Bank will forthwith so notify the Borrower, whereupon such Singapore Dollar Loan will automatically, on the last day of the Interest Period therefor, convert into a Singapore Dollar Loan having a one-month Interest Period.'

      2.4 New subsection (h) to Section 9.1. Subsection (h) is hereby added to section 9.1 of the Credit Agreement as follows:

           '(h) If there shall occur an Event of Default under the Waiver Agreement, the Second Waiver Agreement, any Waiver Document or any other document or agreement executed in connection therewith or pursuant thereto.'

      2.5  Supplemental   Credit  Facility.   Section  2.1  of  the
Credit Agreement is hereby amended by adding, at the end thereof, new Sections 2.1.1 through 2.1.10, as follows:

      '2.1.1 Supplemental Credit Facility. Subject in all events to the terms, conditions and covenants contained in this Section 2.1 and Article IV of the Second Waiver Agreement and in the other Waiver Documents, and provided that there is no default, Default or Event of Default under any of the Loan Documents, the Bank agrees to make available to the Borrower a credit facility (the 'Supplemental Credit Facility') in the maximum aggregate amount of Two Million U.S. Dollars ($2,000,000) (the 'Supplemental Credit Facility Sub-Limit') until such time as the conditions specified in
      Section 2.1.3 hereof have been satisfied, at which time the maximum aggregate amount of the Supplemental Credit Facility shall be increased to Five Million U.S. Dollars ($5,000,000) (the 'Supplemental Credit Facility Limit'); provided however, that at no time shall the outstanding loans or advances under the Supplemental Credit Facility exceed Two Million U.S. Dollars ($2,000,000).

      2.1.2Selas SAS Facility. Subject in all events to the terms, conditions and covenants contained in this Section
      2.1 and Article IV of the Second Waiver Agreement and in the other Waiver Documents, and provided that there is no default, Default or Event of Default under any of the Loan Documents, and provided further that the outstanding principal balance of the Overdraft Facility shall have been permanently reduced to an amount that is less than Five Million Nine Hundred and Seventy-Six Thousand Eight Hundred
      and Fifty-Four Dollars and 11/100 Euros (E5,976,854.11) ('Overdraft Facility Limit'), the Bank agrees to cause to be issued by the Bank's London Branch, upon request of Selas SAS, Advance Payment Guarantees under the Selas SAS Facility, in an aggregate amount not to exceed (i) the Overdraft Facility Limit, less (ii) the aggregate amount of the outstanding Advance Payment Guarantees that have been issued under the Selas SAS Facility and the outstanding principal balance of the Overdraft Facility, together with accrued and unpaid interest thereon, at the time of each request for issuance of an Advance Payment Guarantee under the Selas SAS Facility; provided that, such requested Advance Payment Guarantee, together with the aggregate amount of all Advance Payment Guarantees outstanding under the Supplemental Credit Facility and the Selas SAS Facility shall not exceed Six Million Three Hundred Thousand U.S. Dollars ($6,300,000). From and after April 15, 2002, extensions of credit under the Selas SAS Facility shall only be permitted, if at all, for the issuance of Advance Payment Guarantees by the Bank's London Branch and shall not be available for any cash borrowing.

      2.1.3Specific  Conditions   Precedent  to  Availability  of
      Supplemental Credit Facility. The Bank's obligation: (i) to make loans, advances or extensions of credit under the Supplemental Credit Facility, or (ii) to cause the Bank's London Branch to issue any Advance Payment Guarantee under the Supplemental Credit Facility in the aggregate amount in excess of the Supplemental Credit Facility Sub-Limit, or
      (iii) to issue any Advance Payment Guarantee under the Selas SAS Facility, is subject, in each case, to the prior satisfaction of all of the following conditions precedent which the Borrower, the U.S. Guarantors, and the European Subsidiaries acknowledge are material (provided, however, that the conditions specified in Subsection 2.1.3(a) shall not apply to the issuance of Advance Payment Guarantees or loans or advances under the Supplemental Credit Facility in an aggregate amount not to exceed the Supplemental Credit Facility Sub-Limit):

           (a) The European Subsidiaries shall have granted, assigned and transferred to the Bank duly perfected, valid, first-priority security interests in and liens on all now owned and hereafter acquired accounts receivable and all other rights to payment of money of the European Subsidiaries, and the proceeds thereof, pursuant to such agreements and documents in form and substance acceptable in all respects to the Bank and its counsel in their sole and absolute discretion. Such documentation shall include, without limitation, representations and warranties of the European Subsidiaries that the billed accounts receivable (excluding all unbilled and bill-and-hold accounts receivable): have a realizable value at all times of not less than Six Million Euros (E6,000,000), are valid obligations of the account debtors thereof, are not subject to any defenses, counterclaims or reduction, and are fully collectible. The European Subsidiaries shall have provided an opinion of their counsel as to the validity, perfection and enforceability of such security interests and liens acceptable to the Bank and its counsel in their sole and absolute discretion.

           (b) For each Advance Payment Guaranty, the European Subsidiaries, the Borrower and the U.S. Guarantors shall have executed and delivered (or caused to be executed and delivered) to the Bank such documents and agreements, as the Bank, in its sole and absolute discretion, may require, including, without limitation, the following:

                (i) A facility agreement for each Advance Payment Guaranty, duly executed by the particular European
      Subsidiary on whose behalf such Advance Payment Guaranty will be issued, the Borrower, the U.S. Guarantors and the other European Subsidiary, that will include certain terms and conditions for the issuance of the Advance Payment Guarantees, such as duration of such Advance Payment Guaranty, applicable fees, interest rates, penalty interest, and other terms and conditions, as the Bank determines in its sole and absolute discretion;

                (ii) a General Counter Indemnity, duly executed by the particular European Subsidiary on whose behalf such Advance Payment Guaranty will be issued, the Borrower, the U.S. Guarantors and the other European Subsidiary that will include such terms and conditions as the Bank determines in its sole and absolute discretion; and

                (iii)such other documents as the Bank, in its sole discretion, may require, including, but not limited to a legal opinion from counsel to the European Subsidiaries in form and substance acceptable to the Bank.

           (c)  There  shall  not be a  default,  a  Default  or an
      Event of Default under the Loan Documents, the Selas Term Loan Agreements, the Selas SAS Facility, the Credit Agreement, or any other document executed or delivered in connection with any Advance Payment Guaranty or any other Loan Document (other than the Financial Covenant Defaults that were waived in the Waiver Agreement); and

           (d) The requirements of Article IV of the Second Waiver Agreement shall have been satisfied.

      2.1.4Advances. The Borrower shall give the Bank written notice (which notice may be transmitted by telecopier, provided that the Bank receives an original request within 24 hours thereafter) not later than eleven o'clock (11:00) a.m. on the date of each requested loan or advance under the Supplemental Credit Facility.

      2.1.5Conversion of Currency. In the case of loans, advances or extensions of credit for the issuance of an Advance Payment Guaranty under the Supplemental Credit Facility or the Selas SAS Facility, any amount required to be paid in U.S. Dollars may be converted and made available in Euros at the applicable conversion rate for Euros on the date of such advance as determined by the Bank.

      2.1.6Assignment of Foreign Accounts Receivable.

           (a) Each European Subsidiary shall provide to the Bank on the 20th day of each month updated detailed accounts receivable aging reports as of the last day of the prior month which shall include without limitation: (i) the name of the account debtor; (ii) the address of the account debtor; (iii) the date of the invoice; (iv) the invoice number; and (v) a description of the goods or services furnished by the European Subsidiary.

           (b) Each European Subsidiary hereby agrees to assign all of its accounts receivable and rights to payment of money, now existing and hereafter arising, to the Bank as such accounts receivable or other right to payment of money arise or are created. The European Subsidiaries hereby authorize the Bank to immediately notify any account debtor, or person owing money to each European Subsidiary, from time to time, (i) of the assignment, and (ii) to the extent necessary  to create,  attach or perfect the Bank's  security interests and liens, or upon an Event of Default, to remit payment on the account or contract directly to the Bank. The Bank shall release to the European Subsidiaries all payments on the European Subsidiaries' accounts or contracts, to the extent received by the Bank, if, and only if: (i) an Event of Default has not occurred, or (ii) such release of payments will not impair or render unenforceable the creation, attachment or perfection of the Bank's security interests in and liens on such accounts or contracts.

           (c) If an Event of Default (as defined in Article VI of the Second Waiver Agreement) shall occur and be continuing, any payment received by the Bank from an account debtor of a European Subsidiary shall be applied in the following order: (i) first, to pay and satisfy in full the outstanding principal under the Overdraft Facility (together with accrued interest and fees thereon), (ii) second, to pay and satisfy in full the outstanding principal under the Supplemental Credit Facility (together with accrued interest and fees thereon), and (iii) then to such Obligations as the Bank may determine in its sole discretion.

           (d) The Borrower, the European Subsidiaries, and the U.S. Guarantors agree that the Bank, or its accountants, shall at all times have the right to confirm orders and to verify any or all of the European Subsidiaries' accounts receivable and rights to payment of money by contacting the appropriate debtor.

           (e) Upon written request from the Bank, each European Subsidiary shall deliver to the Bank copies of purchase orders, invoices, contracts, shipping and delivery receipts and any other document or instrument which evidences or gives rise to an account receivable.

      2.1.7Selas SAS Transfer Event. The proceeds of any Selas SAS Transfer Event shall, in all events, be applied in the following order: (i) first, to pay and satisfy in full the entire outstanding balance of the Overdraft Facility (together with accrued interest and fees thereon); (ii) second, to pay and satisfy in full the outstanding balance of the Supplemental Credit Facility (together with accrued interest and fees thereon), if any; and (iii) third, to repay any loans or advances made by the Borrower to Selas SAS. Upon a Selas SAS Transfer Event, the Borrower, the European Subsidiaries and the U.S. Guarantors shall cause all outstanding Advance Payment Guarantees that have been issued for the benefit of Selas SAS to be cancelled, terminated and surrendered to the London Branch without any amounts having been drawn thereunder.

      2.1.8Commitment Fee. On the earlier to occur of: (i) January 31, 2003; or (ii) the date of any Selas SAS Transfer Event, the Borrower shall pay to the Bank a non-refundable commitment fee in the aggregate amount of One Hundred and Fifty Thousand U.S. Dollars ($150,000) plus an amount equal to two percent (2.0%) of that portion of the gross price for the Selas SAS Transfer in excess of Seven Million Euros (E7,000,000). The Borrower, the U.S. Guarantors and the European Subsidiaries hereby acknowledge and agree that the commitment fee payable hereunder is fully earned on the date hereof, is non-refundable and constitutes a part of the Obligations, and is in addition to any other fees payable by the Borrower, the U.S. Guarantors and the European Subsidiaries under the Loan Documents.

      2.1.9Unused Facility Fee. The Borrower shall pay to the Bank a non-refundable facility fee of 25 basis points (0.25%) per annum on the unused portion of the Supplemental Credit Facility (based upon the Supplemental Credit Facility Sub-Limit until such time as the conditions contained in
      Section 2.1.3 hereof have been satisfied, then based upon the Supplemental Credit Facility Limit, in each case whether or not in effect), from the date hereof through the Supplemental Credit Facility Maturity Date, which facility fee shall be due and payable at the offices of the Bank, quarterly in arrears, on the first day of each January, April, July, and October, as billed by the Bank. The Borrower, the U.S. Guarantors and the European Subsidiaries hereby acknowledge and agree that the facility fee payable under this Subsection is fully earned on the date such fee is due and payable, as provided herein, is non-refundable and constitutes a part of the Obligations, and is in addition to any other fees payable by the Borrower, the U.S. Guarantors and the European Subsidiaries under the Loan Documents.'

      2.1.10    Financial Information.

      (a) On or before May 10, 2002, the Borrower shall provide a report to the Bank from its independent consultants, which shall include: (i) an analysis and assessment of the financial projections for (a) the Borrower's consolidated operations and (b) the Discontinued Operations, including the balance sheet, income statement, statement of cash flows and the related underlying assumptions for each, (ii) an analysis of the current status of major international contracts of the European Subsidiaries, including, but not limited to, an assessment of the budgeted to actual results against targeted milestones and projected profitability, and
      (iii) such other information as may be requested by the Bank; and

      (b) On a monthly basis commencing on the first full month after the date hereof, the Borrower shall provide to the Bank its detailed actual cash flow statements (the 'Statements'), and a comparison of such actual Statements to the Borrower's projected Statements for its fiscal year 2002, previously delivered to the Bank ('2002 Budget'), for the discontinued operations of Selas SAS, Selas UK and Selas Italiana (the 'Discontinued Operations'), the Borrower's consolidated domestic operations and the Borrower's consolidated European operations. Such actual Statements and comparison of actual to 2002 Budget shall be in the same form as the 2002 Budget, and shall be delivered by the Borrower to the Bank no later than the 20th day after the end of each month.

      2.6 Supplemental Credit Facility Note. Section 2.2 of the Credit Agreement is hereby amended by adding new subsection 2.2.4 after subsection 2.2.3:

      '2.2.4    Supplemental  Credit Facility.  The indebtedness of
      Borrower under the Supplemental Credit Facility shall be evidenced by the Supplemental Credit Facility Note.'

      2.7  Use  of  Proceeds  of  Supplemental   Credit   Facility.
Section 2.3 of the Credit is hereby amended by adding the following new subsection 2.3.2 after subsection 2.3.1:

      '2.3.2 Supplemental Credit Facility. The Supplemental Credit Facility shall be used solely for: (i) working capital and general corporate purposes of the Borrower, the U.S. Guarantors and the European Subsidiaries; or (ii) the issuance of advance payment guarantees for the benefit of the European Subsidiaries.'

      2.8  Interest under  Supplemental  Credit  Facility.  Section
2.5 of the Credit is hereby amended by adding the following new subsection (g) after subsection (f):

      (g) Supplemental Credit Facility. The outstanding principal balance of each loan or advance under the Supplemental Credit Facility (excluding fees for the issuance of Advance Payment Guarantees) shall accrue interest at the LIBOR Market Index Rate plus 325 basis points (3.25%), payable by the Borrower on the first day of each month in arrears and on the Supplemental Credit Facility Maturity Date.

      2.9 Subsection 2.5(h) Former subsection 2.5(g) is hereby redesignated as subsection 2.5(h); and the references therein to 'subsections (a), (b), (c), (d), (e) and (f)' and 'Sections 2.5(a), (b), (c), (d), (e) and (f)' are hereby amended and restated to read 'subsections (a), (b), (c), (d), (e), (f) and
(g)'  and  'Sections  2.5(a),  (b),  (c),  (d),  (e) (f) and  (g)',
respectively.

      2.10 Amended  Financial  Covenants.  Subsections 6.15 through
6.18 of the Credit Agreement are hereby amended and restated to read as follows:

      6.15 Consolidated Tangible Capital Funds. Maintain, as of the last day of each fiscal quarter, commencing March 31, 2002, Consolidated Tangible Capital Funds for the Borrower and its Consolidated Subsidiaries of not less than Twenty-Two Million U.S. Dollars ($22,000,000), increasing on a quarterly basis, commencing on the last day of each fiscal quarter, on a cumulative basis, by: (i) an amount equal to one hundred percent (100%) of cumulative net earnings of continuing operations on and after April 1, 2002 (with no reduction for losses), (ii) plus one hundred percent (100%) of contributions to capital on or after April 1, 2002, (iii) plus one hundred percent (100%) of any subordinated debt on or after April 1, 2002, and (iv) excluding losses solely as a result of currency translation (up to a maximum cumulative loss of Seven Hundred and Fifty Thousand U.S. Dollars ($750,000)).

      6.16 Consolidated   Total   Liabilities   and   Contingent
      Liabilities to Consolidated Tangible Capital Funds. Maintain, as of the last day of each fiscal quarter, a ratio of (a) Consolidated Total Liabilities of the Borrower and its Consolidated Subsidiaries plus the Contingent Liabilities of Selas SAS which are guaranteed by the Borrower, to (b) Consolidated Tangible Capital Funds of the Borrower and its Consolidated Subsidiaries, of not more than
      2.50 to 1.0.

      6.17 Consolidated Current Ratio. Maintain, as of the last day of each fiscal quarter, a Consolidated Current Ratio of not less than 1.10 to 1.0.

      6.18 Consolidated Fixed Charge Coverage Ratio. Maintain, as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio for the Borrower and its Consolidated Subsidiaries, excluding Discontinued Operations, of 1.25 to
      1.0 for the preceding Rolling Period.

      2.11 New  Financial   Covenants.   The  Credit  Agreement  is
hereby amended by adding new Subsections 6.22 through 6.26 as follows:

      6.22 Accounts Receivable of European Subsidiaries. Maintain, at all times, billed accounts receivable (excluding all unbilled and bill-and-hold accounts receivable) of the European Subsidiaries in an amount not less than Six Million Euros (E6,000,000).

      6.23 Financial Information of Discontinued Operations. Within twenty (20) days after the end of each month and within thirty-five (35) days after the end of each quarter, the Borrower shall provide to the Bank its monthly financial statements or quarterly financial statements, as applicable, including balance sheets and income statements, pertaining to the Discontinued Operations, together with year to date financial statements, of its Discontinued Operations.

      6.24 Monthly Net Losses on Discontinued Operations. The Borrower's monthly net losses from Discontinued Operations shall not exceed One Hundred Thousand U.S. Dollars ($100,.000) on a monthly basis. Within twenty (20) days after the end of each month and within thirty-five (35) days after the end of each quarter, the Borrower shall provide to the Bank a written certification of its compliance with the financial covenant in this Section 6.24.

      6.25 Quarterly Net Losses on Discontinued Operations. The Borrower's quarterly net losses from Discontinued Operations shall not exceed: (i) Four Hundred and Seventy-Five Thousand U.S. Dollars ($475,000) for the first quarter of fiscal year 2002, (ii) Two Hundred Thousand U.S. Dollars ($200,000) for the second quarter of fiscal year 2002, (iii) Two Hundred and Fifty Thousand U.S. Dollars ($250,000) for the third quarter of fiscal year 2002, and (iv) One Hundred Thousand U.S. Dollars ($100,000) for the fourth quarter of fiscal year 2002. Within thirty-five (35) days after the end of each fiscal quarter, the Borrower shall provide to the Bank a written certification of its compliance with the financial covenant in this Section 6.24.

      2.12 Acquisitions. Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

      7.8 Acquisitions and Investments. Purchase or otherwise acquire (including without limitation by way of share exchange) any part or amount of the capital stock, equity share capital or assets of, or make any investments (other than the Permitted Investments) in, any other firm or corporation; or enter into any new business activities or ventures not directly related to its present business; or merge or consolidate with or into any other firm or corporation; or create any subsidiary corporations or joint ventures; or permit the Borrower's Consolidated Subsidiaries to do any of the foregoing (any of the foregoing transactions being referred to herein as an 'Acquisition'), without the prior written approval of the Bank.

      2.13 Capital   Expenditures.   Section   7.9  of  the  Credit
Agreement is hereby amended and restated in its entirety as follows:

      7.9 Capital Expenditures. Make Capital Expenditures (not including Acquisitions) in excess of One Million Eight Hundred Thousand U.S. Dollars ($1,800,000) in the aggregate for the Borrower's Consolidated Subsidiaries in any fiscal year without the prior written approval of the Bank.

      2.14 Cross Default. The Loan Documents are hereby amended to provide that an Event of Default or a Default under any Loan Document is an Event of Default or Default under all of the Loan Documents, and upon such Event of Default or Default the Bank may exercise its remedies as provided in such Loan Documents or applicable law.

                ARTICLE III - FAILURE OF CONDITIONS

      3.1 Failure of Conditions. The Borrower acknowledges and agrees that it failed to satisfy the conditions precedent for issuance of Advance Payment Guarantees as set forth in Section
4.2.2 of the Waiver Agreement; and as a result of such failure, the Bank has no obligation to issue any Advance Payment Guaranty described in Section 4.1 of the Waiver Agreement (other than the Advance Payment Guarantees described in the Supplemental Credit Facility or the Selas SAS Facility, subject to the satisfaction of the terms and conditions set forth in this Second Waiver Agreement).

                 ARTICLE IV- CONDITIONS PRECEDENT

      The effectiveness of this Second Waiver Agreement and the Bank's obligations hereunder are conditioned upon the fulfillment by the Borrower, the U.S. Guarantors and the European
Subsidiaries of all of the following express conditions precedent:

      4.1 Documents to be Delivered to the Bank. The Borrower, the U.S. Guarantors, and/or the European Subsidiaries shall deliver, or cause to be delivered, to the Bank, in form and substance reasonably satisfactory to the Bank, the documents described in Section 2.1.2 hereof and the following documents:

           (a)  This Second Waiver Agreement, executed by the
Borrower, the U.S. Guarantors, and the European Subsidiaries;

           (b)  the Supplemental Credit Facility Note;

           (c) An Unconditional Guaranty and Suretyship Agreement duly executed by Selas SAS, as guarantor and surety for all indebtedness, liabilities and obligations of the Borrower, the U.S. Guarantors and CFR to the Bank (collectively, the 'Selas SAS
Guaranty');

           (d) An Unconditional Guaranty and Suretyship Agreement duly executed by CFR, as guarantor and surety for all indebtedness, liabilities and obligations of the Borrower, the U.S. Guarantors and Selas SAS to the Bank (collectively, the 'CFR
Guaranty');

           (e) Sixth Amendment to First Mortgage and Security Agreement, duly executed by Borrower as Mortgagor (with respect to the Pennsylvania Property), which shall, among other things, increase the amount of the mortgage to include the maximum amount of the Supplemental Credit Facility;

           (f) Sixth Amendment to First Mortgage and Security Agreement, duly executed by Borrower as Mortgagor (with respect to the Ohio Property), which shall, among other things, increase the amount of the mortgage to include the maximum amount of the Supplemental Credit Facility;

           (g) Third Amendment to Mortgage, Security Agreement and Fixture Financing Statement, duly executed by RTI as Mortgagor (with respect to the Minnesota Property), which shall, among other things, increase the amount of the mortgage to include the maximum amount of the Supplemental Credit Facility;

           (h) Amended and Restated Facility Agreement, with respect to the Overdraft Facility;

           (i)  Amended and Restated Selas SAS 1998 Term Loan
Agreement;

           (j)  Amended and Restated Selas SAS 2000 Term Loan
Agreement;

           (k) A Certification of Authority executed by the Secretary of each of the Borrower, the U.S. Guarantors, and the European Subsidiaries, each dated as of the date hereof, certifying the incumbency and signature of the officers of each such entity executing this Second Waiver Agreement and all other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary; and Corporate Resolutions for each of the Borrower, the U.S. Guarantors, and the European Subsidiaries, certified by their respective Secretaries, authorizing and approving this Second Waiver Agreement, and the documents and payments specified herein;

           (l) Opinions of counsel for each of the Borrower and the U.S. Guarantors, satisfactory to the Bank and counsel to the Bank in all respects; and

           (m) Such other documents as may be required by the Bank.

      4.2 Payment of Bank's Costs, Expenses and Legal Fees. The Borrower shall have paid to the Bank the amount of the Bank's out-of-pocket costs and expenses, including, without limitation, all reasonable fees and out-of-pocket expenses of counsel for the Bank in connection with: (i) the Financial Covenant Defaults,
(ii) the negotiation and preparation of this Second Waiver Agreement, the Waiver Documents, and (iii) the other Loan Documents.

            ARTICLE V - REPRESENTATIONS AND WARRANTIES

           To induce the Bank to enter into this Second Waiver Agreement and as partial consideration for the terms and conditions contained herein, the Borrower, the U.S. Guarantors and the European Subsidiaries make the following representations and warranties to the Bank, each and all of which shall survive the execution and delivery of this Second Waiver Agreement and all of the other documents executed in connection herewith:

      5.1  Organization; Authorization; and Location.

           (a) The Borrower, the U.S. Guarantors, and the European Subsidiaries are duly incorporated, organized, validly existing and in good standing under the laws of the jurisdictions indicated in the first paragraph of this Second Waiver Agreement, and each is duly authorized to do business, and is duly qualified as a foreign corporation in all jurisdictions wherein the nature of its business or property makes such qualification necessary, and has the corporate power to own its property and to carry on its business as now conducted;

           (b) The Borrower, the U.S. Guarantors, and the European Subsidiaries have the requisite corporate power and authority to execute, deliver and perform this Second Waiver Agreement and all of the documents executed by it in connection herewith.

      5.2  Valid and Binding Agreement.   This Second Waiver
Agreement is, and each of the documents executed pursuant hereto will be, legal, valid, and binding obligations of the party or parties thereto, enforceable against each such party in accordance with their respective terms.

      5.3  Compliance with Laws.   The Borrower, each U.S.
Guarantor, and each European Subsidiary are in compliance in all material respects with all laws, regulations and requirements applicable to its business, including without limitations all applicable Environmental Laws, and each has not received, and has no knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement, except as expressly disclosed herein.

      5.4 No Conflict; Government Approvals. The execution, delivery and performance by the Borrower, each U.S. Guarantor, and the European Subsidiaries of this Second Waiver Agreement and the other documents executed in connection herewith will not:

           (a) conflict with, violate or result in the breach of any provisions of any applicable law, rule, regulation or order;
or

           (b) conflict with or result in the breach of any provision of its Articles of Incorporation, charter, and/or by-laws. No authorization, consent or approval of, or other action by, and no notice of or filing with, any governmental authority or regulatory body is required to be obtained or made by the Borrower for the due execution, delivery and performance of this Second Waiver Agreement.

      5.5 Third Party Consents. The execution, delivery and performance by the Borrower, each U.S. Guarantor, and each European Subsidiary of this Second Waiver Agreement and the documents related hereto will not:

           (a) require any consent or approval of any person or entity which has not been obtained prior to, and which is not in full force and effect as of, the date of this Second Waiver
Agreement;

           (b) result in the breach of, default under, or cause the acceleration of any obligation owed under any loan, credit agreement, note, security agreement, lease indenture, mortgage, loan document or other agreement by which the Borrower is bound or affected; or

           (c) result in, or require the creation or imposition of, any lien or encumbrance on any of the Borrower's properties other than those liens or security interests in favor of the Bank or the liens or security interests disclosed to the Bank in the Loan Documents.

      5.6  Accounts Receivable.  The Borrower, the U.S.
Guarantors, and the European Subsidiaries hereby agree that the list of accounts receivable of the European Subsidiaries attached to this Second Waiver Agreement as Exhibit 'A' hereto, is true, correct and complete as of March 31, 2002.

      5.7  Financial Statements; Reporting.

           (a) Except as otherwise disclosed in writing to the Bank prior to the date hereof, all balance sheets, reports, budgets, reconciliations, accounts receivable reports, and other financial information supplied to the Bank by the Borrower have been prepared in conformity with GAAP, and present fairly the financial condition and results of operations of the Borrower for the period covered thereby.

           (b) The Borrower, each U.S. Guarantor, and each European Subsidiary do not know of any facts, other than those already disclosed in writing to the Bank, that materially adversely affect or in so far as can be foreseen, will materially adversely affect their ability to perform their respective obligations under this Second Waiver Agreement and the documents executed in connection herewith.

      5.8  Exclusive and First Priority Perfected Lien.   The Bank
has, as of the date hereof, and shall continue to have, until all of the Obligations are paid in full, first priority, valid perfected liens upon and security interests in all of the Collateral to secure the payment and performance of all of the Obligations.

      5.9 No Untrue or Misleading Statements. Neither this Second Waiver Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate.

      5.10 No Events of Default.  Other than the Financial
Covenant Defaults, no default or Event of Default has occurred as of the date hereof under any of the Loan Documents.

                  ARTICLE VI - EVENTS OF DEFAULT

      The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

      6.1  Borrower's Failure to Pay.    The Borrower, any U.S.
Guarantor, or any European Subsidiary shall fail to pay any amount of principal, interest, fees or other sums as and when due under any of the Loan Documents, or any other Obligations, whether upon stated maturity, acceleration, or otherwise.

      6.2 Breach of Covenants. The Borrower, any U.S. Guarantor, or any European Subsidiary shall fail to perform or observe any covenant, term or agreement in the Waiver Agreement, this Second Waiver Agreement, the other Waiver Documents or any other Loan Document or is in violation of or non-compliance with any provision of the Waiver Agreement, this Second Waiver Agreement, the other Waiver Documents or any other Loan Document after the expiration of any applicable cure period, if any, set forth in any such Loan Document with respect to such covenant, term or agreement.

      6.3 Defaults in Other Material Agreements. There shall occur any default under, or as defined in, any other material agreement applicable to the Borrower, any U.S. Guarantor, or any European Subsidiary or by which the Borrower, any U.S. Guarantor, or any European Subsidiary is bound which shall not be remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived by the other party thereto or excused as a matter of law.

      6.4 Agreements Invalid. The validity, binding nature of, or enforceability of any material term or provision of any Loan Document is disputed by, on behalf of, or in the right or name of the Borrower, any U.S. Guarantor, or any the European Subsidiary or any material term or provision of any such Loan Document is found or declared to be invalid, avoidable, or non-enforceable by any court of competent jurisdiction.

      6.5 False Warranties; Breach of Representations. Except as otherwise disclosed to the Bank in writing prior to the date hereof, any warranty or representation made by the Borrower, each U.S. Guarantor, and/or each European Subsidiary in this Second Waiver Agreement or any other Loan Document or in any certificate or other writing delivered under or pursuant to this Second
Waiver Agreement or any other Loan Document, or in connection with any provision of this Second Waiver Agreement or related to the transactions contemplated hereby shall prove to have been false or incorrect or breached in any material respect.

      6.6  Bankruptcy.

           (a)  The Borrower, any U.S. Guarantor, or any European
Subsidiary commences any bankruptcy, reorganization, debt arrangement, receivership, or other case or proceeding under any bankruptcy, insolvency or receivership law, or any dissolution or liquidation proceeding.

           (b) Any bankruptcy, reorganization, debt arrangement, receivership, or other case or proceeding under any bankruptcy, insolvency or receivership law, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of the Borrower, any U.S. Guarantor, or any European Subsidiary or an order for relief is entered in any such proceeding and such case or proceeding is not fully and finally dismissed within thirty (30) days.

           (c) A trustee, receiver, or other custodian is appointed for the Borrower, any U.S. Guarantor or any European
Subsidiary or a substantial part of any of its/their assets.

      6.7  Failure to Pay Taxes.  The Borrower, any U.S.
Guarantor, or any European Subsidiary shall fail to pay when due any tax, assessment or other governmental charge as and when due to the appropriate governmental entity.

      6.8 Event of Default Under Other Loan Documents. An Event of Default (as such term is defined in the Credit Agreement) or a Default or an Event of Default (as each such term is defined in the other Loan Documents) (other than the Financial Covenant Defaults) shall occur under any of the Loan Documents.

                      ARTICLE VII - REMEDIES

      If an Event of Default (as defined in Article VI of this Second Waiver Agreement) shall occur and be continuing, at any time, without notice to the Borrower, any U.S. Guarantor, or any European Subsidiary:

      7.1 Loan Documents; Applicable Law. The Bank may, in its sole discretion, enforce all of its remedies as set forth hereunder, under any of the Loan Documents and/or under applicable law against the Borrower, the U.S. Guarantors, and/or the European Subsidiaries.

      7.2 Additional Remedies. The Bank may declare all Obligations to be immediately due and payable and shall have, in addition to any other remedies, all of the remedies of a secured party under the Uniform Commercial Code (the 'Code') and/or other applicable law. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Bank's reasonable attorney's fees and legal expenses incurred or expended by the Bank to enforce any payment due to it hereunder or under the Loan Documents, as against the Borrower, the U.S. Guarantors, or the European Subsidiaries, or in the prosecution or defense of any action, or concerning any matter growing out of or in connection with the Loan Documents and/or the Collateral.

      7.3 Power of Attorney. The Borrower, each U.S. Guarantor, and each European Subsidiary do hereby make, constitute and appoint any officer or agent of the Bank as the true and lawful attorney-in-fact of the Borrower, each U.S. Guarantor, and the European Subsidiaries, with power to, at the Bank's option and at the expense and liability of the Borrower, the U.S. Guarantors, and the European Subsidiaries: (a) sign, for the Borrower, any U.S. Guarantor, and/or the European Subsidiaries, financing, continuation or amendment statements pursuant to the Code; (b) endorse the name of the Borrower, any U.S. Guarantor, or any European Subsidiary or any of the respective officers or agents thereof upon any notes, checks, drafts, money orders, or other instruments of payment with respect to the Collateral that may come into the Bank's possession in full or partial payment of any of the Obligations; and (c) after an Event of Default has occurred, sue for, compromise, settle and release any and all claims and disputes with respect to the Collateral; granting to said attorney of the Borrower, the U.S. Guarantors, and/or the European Subsidiaries full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Borrower, any U.S. Guarantor, and/or the European Subsidiaries might or could do. The Borrower, the U.S. Guarantors, and the European Subsidiaries hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

      7.4 Payment of Expenses. At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, as determined by the Bank to be necessary. The Borrower, the U.S. Guarantors, and the European Subsidiaries will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any loans or advances or payments so made or expenses so incurred by the Bank.



                ARTICLE VIII - GENERAL RELEASE

      EFFECTIVE UPON THE BORROWER, THE U.S. GUARANTORS, AND THE EUROPEAN SUBSIDIARIES, FOR AND ON BEHALF OF THEMSELVES AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER ANY OF THEM, INCLUDING, BUT NOT LIMITED TO, ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS AND WHERE APPLICABLE THEIR RESPECTIVE HEIRS, EXECUTORS AND TRUSTEES (COLLECTIVELY REFERRED
TO HEREIN, JOINTLY AND SEVERALLY, AS THE 'RELEASORS') HEREBY JOINTLY AND SEVERALLY UNCONDITIONALLY REMISE, RELEASE, ACQUIT AND FOREVER DISCHARGE THE BANK AND ALL OF ITS PAST AND PRESENT DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, ASSIGNS AND WHERE APPLICABLE THEIR RESPECTIVE HEIRS, EXECUTORS AND TRUSTEES (COLLECTIVELY REFERRED TO HEREIN AS THE 'RELEASEES'), OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS,
OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT
LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH THE RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAS, OR MAY EVER
HAVE AGAINST ANY ONE OR MORE OF THE RELEASEES, FROM THE BEGINNING OF TIME TO THE DATE OF THIS SECOND WAIVER AGREEMENT.



                    ARTICLE IX - MISCELLANEOUS

      9.1 Continuing Effect. Except as amended hereby, all of the Loan Documents shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed.

      9.2  Choice of Law and Venue; Submission to Jurisdiction;
Selection of Forum; Jury Trial Waiver.

           9.2.1This Second Waiver Agreement and the other Loan Documents (unless expressly provided to the contrary in any other Loan Document with respect to such other Loan Document), the construction, interpretation, and enforcement hereof and thereof, and the rights of the parties hereto and thereto with respect to all matters arising hereunder or thereunder or related hereto and thereto shall be determined under, governed by, and construed in accordance with the laws of the Commonwealth of Pennsylvania.

           9.2.2 The Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries agree that all actions or proceedings arising in connection with this Second Waiver Agreement and the other Loan Documents shall be tried and litigated only in the state or federal courts located in the Commonwealth of Pennsylvania, provided, however, that any suit, action or other proceeding seeking enforcement against any Collateral or other property may be brought, at Bank's option, in the courts of any jurisdiction where Bank elects to bring such action or where such Collateral or other property may be found. The Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries waive, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any suit, action or other proceeding is brought in accordance with this section.

           9.2.3The Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries hereby waive personal service of process and agree that a summons and complaint commencing an action or proceeding in such court shall be proper and shall confer personal jurisdiction if served by registered or certified mail, return receipt requested, in accordance with the notice provisions of this Second Waiver Agreement.

           9.2.4The Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Second Waiver Agreement or any other Loan Document or any of the transactions contemplated herein or therein, including all contract claims, tort claims, breach of duty claims, and all other common law or statutory claims, whatsoever. The Bank, the Borrower, each U.S. Guarantor, and each European Subsidiary warrant and represent that they have reviewed this waiver and, following consultation with legal counsel of its or his choice, do hereby knowingly, voluntarily, intentionally, and expressly waive their right to jury trial and right to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. In the event of litigation, a copy of this waiver agreement may be filed as a written consent to a trial by the court.

           9.2.5The Bank, the Borrower, the U.S. Guarantors, and the European Subsidiaries hereby acknowledge and agree that this
Section is a specific and material aspect of this Second Waiver Agreement and that neither the Bank, the Borrower, any U.S. Guarantor, nor any European Subsidiary would enter into this Second Waiver Agreement if the waivers set forth in this section were not a part of thereof.

      9.3 Cooperation; Other Documents. At all times following the execution of this Second Waiver Agreement, the Borrower, each U.S. Guarantor, and each European Subsidiary shall execute and deliver to the Bank, or shall cause to be executed and delivered to the Bank, and shall do or cause to be done all such other acts and things as the Bank may reasonably deem to be necessary or desirable to assure the Bank of the benefit of this Second Waiver Agreement and the documents comprising or relating to this Second Waiver Agreement.

      9.4 Remedies Cumulative; No Waiver. The rights, powers and remedies of the Bank in this Second Waiver Agreement and in the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided in the Loan Documents, by law or in equity and no failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

      9.5 Notices. Any notice given pursuant to this Second Waiver Agreement or pursuant to any document comprising or relating to this Second Waiver Agreement or any of the other Loan Documents shall be in writing, including telecopies. Notice given by telecopy shall be deemed to have been given and received when sent. Notice given by overnight mail courier shall be deemed to have been given and received one (1) day after the date delivered to such overnight courier by the party sending such Notice. Notice by mail shall be deemed to have been given and received three (3) days after the date deposited, when sent by first class certified mail, postage prepaid, and addressed as follows:

           To the Borrower, the U.S. Guarantors, and/or the European Subsidiaries:

                Mr. Frank A. Toczylowski
                Vice President and Treasurer
                Selas Corporation of America
                2034 Limekiln Pike
                Dresher, PA 19025

           With a copy to:

                Drinker Biddle & Reath LLP
                One Logan Square
                18th and Cherry Streets
                Philadelphia, PA 19103
                Attention: Michael B. Jordan, Esquire
                Telecopy Number: 215-988-2757



           To the Bank:

                Wachovia Bank, N.A.
                123 South Broad Street-PA1246
                Philadelphia, PA 19109
                Attn: Kathleen M. Hedrich, VP

                Telecopy Number: 215-670-6646

           With a copy to:

                Duane Morris, LLP
                One Liberty Place, 41st Floor
                Philadelphia, PA  19103
                Attention: Margery N. Reed, Esquire
                Telecopy Number: 215-979-1020

A party may change his or its address by giving written notice of the changed address to the other parties, as specified herein.

      9.6 Indemnification. If, after receipt of any payment of all or any part of the Obligations, the Bank is compelled to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Second Waiver Agreement and the other Loan Documents shall continue in the full force and effect, and the Borrower, each U.S. Guarantor, and each European Subsidiary shall be jointly and severally liable for, and shall indemnify, defend and hold harmless the Bank with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Second Waiver Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of any note, the release of any lien, security interest or other encumbrance securing the Obligations or any other action which the Bank may have taken in reliance upon its receipt of such payment. Any cancellation of any note, release of any such encumbrance or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

      9.7  Costs, Expenses and Attorneys' Fees.   The Borrower,
the U.S. Guarantors, and the European Subsidiaries agree to pay on demand by the Bank, all reasonable out-of-pocket fees, costs and expenses incurred by the Bank, including, without limitation, all reasonable costs and expenses and all reasonable fees and expenses of counsel for the Bank in connection with: (i) perfecting the Bank's interest in the foreign accounts and other collateral; (ii) the negotiation, preparation and enforcement of this Second Waiver Agreement, the Waiver Documents, the other Loan Documents and all other documents and instruments executed in connection herewith or otherwise relating to this Second Waiver Agreement; and (iii) the enforcement or exercise by the Bank of its rights and remedies with respect to the collection of the Obligations or to preserve, protect or enforce its interests.

      9.8 Bankruptcy/Relief from Automatic Stay. If any bankruptcy, insolvency, reorganization or rehabilitation case or proceeding is commenced by or against the Borrower, any U.S. Guarantor, or any European Subsidiary under any state, federal or foreign proceeding (including, without limitation, title 11 of the United States Code (the "Bankruptcy Code")), the Borrower, each U.S. Guarantor, and each European Subsidiary hereby agree that the Bank and/or its nominee(s) or assignee(s) are entitled to, and the Borrower, each U.S. Guarantor, and each European Subsidiary hereby waive any objections to, immediate relief from any stay imposed by Section 362 or 105 of the Bankruptcy Code or other applicable law or against the exercise of the rights and remedies otherwise available to the Bank and/or its nominee(s) or assignee(s) as provided in this Second Waiver Agreement, the Waiver Agreement, the other Waiver Documents, the other Loan Documents and as otherwise provided by law. Upon the occurrence of any of the events described in this Section, the Borrower, each U.S. Guarantor, and each European Subsidiary covenant to take any action deemed necessary or convenient by the Bank and/or its nominee(s) and assignee(s) to enable the Bank and/or its nominee(s) and assignee(s) to continue to exercise its rights and remedies under this Second Waiver Agreement.

      9.9 Survival of Representations and Warranties. All representations and warranties of the Borrower, the U.S. Guarantors, and the European Subsidiaries contained in this Second Waiver Agreement, the Waiver Agreement, the other Waiver Document, the other Loan Documents, and in all other documents and instruments executed in connection herewith or therewith shall survive the execution of this Second Waiver Agreement and are material and have been or will be relied upon by the Bank, notwithstanding any investigation made by any person, entity or organization on the Bank's behalf. No implied representations or warranties are created or arise as a result of this Second Waiver Agreement or the documents comprising or relating to this Second Waiver Agreement.

      9.10 Headings. The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Second
Waiver Agreement.

      9.11 Integration. This Second Waiver Agreement and all documents and instruments executed in connection herewith or otherwise relating to this Second Waiver Agreement, including, without limitation, the Loan Documents, constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

      9.12 Amendment and Waiver. No amendment of this Second Waiver Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

      9.13 Successors and Assigns. This Second Waiver Agreement and the other Loan Documents: (a) shall be binding upon the Bank, the Borrower, each U.S. Guarantor, and each European Subsidiary and upon their respective officers, directors, employees, agents, trustees, representatives, nominees, parent corporation, subsidiaries, heirs, executors, administrators, successors or assigns, and (b) shall inure to the benefit of the Bank, the Borrower, each U.S. Guarantor, and each European Subsidiary provided, however, that neither the Borrower nor any U.S. Guarantor or European Subsidiary may assign any rights hereunder or any interest herein without obtaining the prior written consent of the Bank, and any such assignment or attempted assignment shall be void and of no effect with respect to the Bank.

      9.14 Severability of Provisions. Any provision of this Second Waiver Agreement that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Second Waiver Agreement are declared to be severable. This Second Waiver Agreement shall remain valid and enforceable notwithstanding the invalidity, insufficiency, or unenforceability of any other Loan Document.

      9.15 Conflicting Provisions. To the extent that any of the terms in this Second Waiver Agreement contradict any of the terms contained in any of the Loan Documents, the terms of this Second
Waiver Agreement shall control.

      9.16 Joint and Several Liability.   The obligations and
liabilities of the Borrower, each U.S. Guarantor and each European Subsidiary hereunder are joint and several.

      9.17 Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under Loan Documents, as amended by this Second Waiver Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. The parties hereto, in executing and delivering this Second Waiver Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided; however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date hereof, the Borrower, the U.S. Guarantors, and the European Subsidiaries are and shall be liable only for the payment of such maximum as allowed by law, and payment received from the Borrower, the U.S. Guarantors, and the European Subsidiaries in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

      9.18 Counterparts; Effectiveness. This Second Waiver Agreement may be executed by facsimile signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Second Waiver Agreement. This Second Waiver Agreement shall be deemed to have been executed and delivered when the Bank has received facsimile counterparts hereof executed by all parties listed on the signature pages hereto.




         [Remainder of this page intentionally left blank]




      IN WITNESS WHEREOF, the undersigned have caused this Second
Waiver Agreement to be executed by their duly authorized officers on the date first above written.


WITNESS:                  WACHOVIA BANK, NATIONAL ASSOCIATION



                          By:/s/ Kathleen M. Hedrich
                             Name: Kathleen M. Hedrich
                             Title: Vice President


WITNESS:                  SELAS CORPORATION OF
AMERICA


                          By:/s/ Francis A. Toczylowski
                             Name: Francis A. Toczylowski
                             Title: Vice President Treasurer & Secretary


WITNESS:                  SELAS SAS


                          By:/s/ Christian Bailliart
                             Name: Christian Bailliart
                             Title: President


WITNESS:                   CFR-CECF FOFUMI RIPOCHE


                          By:/s/ Christian Bailliart
                             Name: Christian Bailliart
                             Title: President


WITNESS:                  DEUER MANUFACTURING, INC.


                          By:/s/ Francis A. Toczylowski
                             Name: Francis A. Toczylowski
                             Title: Vice President Treasurer




WITNESS:                  RESISTANCE TECHNOLOGY, INC.,


                          By:/s/ Francis A. Toczylowski
                             Name: Francis A. Toczylowski
                             Title: Vice President Treasurer


WITNESS:                  RTI EXPORT, INC.


                          By:/s/ Francis A. Toczylowski
                             Name: Francis A. Toczylowski
                             Title: Vice President Treasurer


WITNESS:                  RTI ELECTRONICS, INC.


                          By:/s/ Francis A. Toczylowski
                             Name: Francis A. Toczylowski
                             Title: Vice President Treasurer